Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

Main Street Capital Corporation Investor Presentation First Quarter 2013 1st Qtr-2013

Forward-Looking Statements; Not an Offer to Sell or Buy MAIN Securities; and Non-GAAP Financial Measures MAIN cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward Looking Statements" and "Risk Factors“ included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN's securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income, distributable net realized income, and related per share measures is useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing MAIN’s financial performance.

Main Street Capital Corporation Investor Presentation Corporate Overview 1st Qtr-2013

MAIN is a Principal Investor in Private Debt and Equity Internally-managed Business Development Company (BDC) IPO in 2007 Over $1.1 billion in capital under management Invests in the under-served Lower Middle Market (LMM) Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Invests in interest-bearing debt investments in Middle Market companies Generally issuances of secured and/or rated debt securities Generally larger companies than LMM investment strategy High level of management ownership / investment in MAIN Headquartered in Houston, Texas Hybrid debt and equity investment strategy, internally managed cost structure and focus on LMM differentiates MAIN from other investment firms

MAIN is a Principal Investor in Private Debt and Equity Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share Consistent cash dividend yield – dividends paid monthly MAIN has never decreased its monthly dividend rate Began paying periodic special dividends in January 2013 Owns two Small Business Investment Company (SBIC) Funds Main Street Mezzanine Fund (2002 vintage) and Main Street Capital II (2006 vintage) Provides access to 10-year, low cost, fixed rate government-backed leverage Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities MAIN’s unique investment strategy, internally managed cost structure and conservative capitalization are designed to provide sustainable, long-term growth in monthly dividends, as well as long-term capital appreciation, to our shareholders

MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) and generate realized gains to support dividend growth NAV growth of $5.46/share (42%) since IPO in 2007 Net realized gains of $16.5 million in 2012 and $2.6 million in 2011 Approximately $3 per share in cumulative, pre-tax net unrealized appreciation at March 31, 2013 Realized gains provide spillover taxable income in excess of regular monthly dividends and fund periodic special dividends Internally managed cost structure provides significant operating leverage Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 1.8%(1) Greater portion of gross portfolio returns are delivered to our shareholders Significant positive impact to Net Investment Income Focus on LMM equity investments and internally managed cost structure differentiates MAIN and provides opportunity for significant total returns for our shareholders Based upon the trailing twelve month period ended March 31, 2013

MAIN Historical Highlights Milestones 2007 2008 2009 2010 2011 2012 2013(1) Significant Events IPO $64.5  NASDAQ Listing (Oct) Russell Microcap® Index (Jun) SBIC Debt Cap Increased to $225.0  ( Feb) Russell 2000 Listing  (Jun) Exchange Offer for 88% Ownership of Main Street Capital II (MSC II) (2nd SBIC License)  (Jan) NYSE Listing (Oct) SBIC of the Year Award  (May) Purchase of Remaining Equity In MSC II  (Mar) Special Dividend of $0.35/share (Jan) Special Dividend of $0.20/share (Jul) Senior Credit Facility $30.0  (Oct) $85.0  (Sep) $100.0  (Jan) $155.0  (Jun) $210.0  (Nov) $235.0  (Dec) $277.5 (May) $287.5 (Jul) Extension to 5-year maturity (Nov) $352.5  (May)  Debt Offerings $92.0 Senior Notes  (Apr) Equity Offerings IPO $64.5  (Oct) $17.4  (May) $42.4  (Jan) $48.3  (Aug) $73.9  (Mar) $60.4  (Oct) $97.0  (Jun) $80.5  (Dec) Total Value of Investment Portfolio and Number of Companies (2)  $105.7  27 Companies $127.0  31 Companies $159.2  41 Companies $408.0  77 Companies $658.1  114 Companies $924.4  147 Companies $985.5  151 Companies Through May 13, 2013 Through March 31, 2013 ($ in millions)

Lower Middle Market (LMM) Investment Strategy Investment Objectives High cash yield from secured debt investments; plus Periodic capital gains / cash dividends from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns

LMM Investment Opportunity Large and critical portion of U.S. economy 175,000+ domestic LMM businesses (1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies Enterprise values average 4X – 5.5X EBITDA and leverage multiples average 2X – 3X EBITDA to MAIN Ability to become a partner vs. a “commoditized vendor of capital” MAIN targets LMM investments in established, profitable companies Characteristics of LMM provide beneficial risk-reward investment opportunities   (1) Source: U.S. Small Business Administration, Office of Advocacy

Middle Market Debt Investment Strategy Investment Objective Generate cash yield from secured debt investments to support MAIN monthly dividend Generally issuances of secured and/or rated debt securities 91% of current Middle Market debt portfolio is first lien term debt Most have a B or BB S&P rating Investments in 80 companies Generally larger companies than the LMM investment strategy Current Middle Market portfolio companies have weighted average revenues of approximately $557.0 million More relative liquidity than LMM investments 6% – 12% targeted gross yields Weighted average yield of 8.2% Net returns positively impacted by lower overhead requirements / modest leverage MAIN maintains a portfolio of interest-bearing debt investments in Middle Market companies

Private Loan Investment Portfolio Investment Objectives Access proprietary debt investments with attractive risk / reward characteristics Generate cash yield to support MAIN monthly dividend Investment Characteristics Includes secured debt investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis Current Private Loan portfolio companies have weighted average revenues of approximately $193.8 million Generally issuances of secured and/or rated debt securities 99% of current Private Loan portfolio is first lien term debt Investments in 10 companies Weighted average yield of 14.0% MAIN’s Private Loan investments provide access to proprietary debt investments

MAIN Regulatory Framework Operates as Business Development Company Regulated by SEC - 1940 Act Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company subsidiaries Regulated by SBA Access to low cost, fixed rate, long-term leverage Total leverage capacity of $225 million MAIN is a previous SBIC of the Year Award recipient Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets total operating and administrative costs at or less than 2% of assets.



Main Street Capital Corporation (BDC/RIC)
Assets: ~$634 million
Line of Credit: $141 million
($287.5 million facility)(1)
Main Street Mezzanine Fund, LP (2002 vintage SBIC)
Assets: ~$205 million
SBIC Debt: $125 million
Main Street Capital II, LP (2006 vintage SBIC)
Assets: ~$189 million
SBIC Debt: $100 million

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) MAIN's credit facility was extended to $352.5 million in total commitments in May 2013, and the credit facility includes an accordion feature which could increase total commitments up to $425 million. In April 2013, MAIN issued $92 million of 6.125% Senior Notes due April 2023.

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MAIN Co-Founders and Senior Investment Professionals (a) Members of the MAIN Investment Committee (b) Members of the MAIN Credit Committee Co-founded MAIN and MAIN predecessor funds Co-founded Quanta Services (NYSE: PWR) Partner in charge of a Big 4 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States  Co-founded MAIN and MAIN predecessor funds Principal at Sterling City Capital – private investment group focused on lower middle market companies Manager at a Big 4 Accounting Firm with transactional practice focus Co-founded MAIN; Joined Main Street group in 2002 Director of acquisitions / integration with Quanta Services (NYSE: PWR) Manager with a Big 4 Accounting Firm’s audit and transaction services groups Co-founded MAIN; Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with a Big 4 Accounting Firm’s transaction services group  Vince Foster; CPA & JD (a) (b) Chairman, President and CEO  Todd Reppert; CPA (a) (b) Executive Vice Chairman  Dwayne Hyzak; CPA  CFO and Senior Managing Director  Curtis Hartman; CPA (b) CCO and Senior Managing Director  David Magdol (a) CIO and Senior Managing Director Co-founded MAIN; Joined Main Street group in 2002 Vice President in Lazard Freres Investment Banking Division Vice President of McMullen Group (John J. McMullen’s Family Office)

Historical Dividend and Net Asset Value (“NAV”) Per Share Growth MAIN’s unique focus on equity investments in its Lower Middle Market provides the opportunity for significant NAV growth  MAIN’s internally managed cost structure provides significant operating leverage and greater dividends and overall returns for our shareholders  Includes recurring monthly dividends paid and declared as of May 9, 2013, special dividend paid in January 2013 and special dividend for July 2013 declared as of May 13, 2013 As of March 31, 2013, MAIN has undistributed taxable income of $43.8 million, or $1.26 per share

Post-IPO Pre-IPO Ordinary and Capital Gain Dividends 2007 – YTD 2013 MAIN’s unique investment strategy increases the tax efficiency of the dividends paid to our shareholders (1) 9% of the amount included in a shareholder’s Form 1099 for 2011 is due to the inclusion of the January 2012 dividend in the 2011 tax year (2) 9% of the amount included in a shareholder’s Form 1099 for 2012 is due to the inclusion of the January 2013 dividend in the 2012 tax year (3) Estimated as of May 13, 2013 and based upon dividends which have been paid or declared as of May 13, 2013 Capital gain & qualified dividends Ordinary income dividends ($ in millions) (1) (2) (3)

Post-IPO Dividend Track Record – Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO through Q3 2013 equal $9.76 per share Recurring monthly dividend has never been decreased and has shown meaningful growth since Initial Public Offering $1.26 per share of estimated undistributed taxable income as of March 31, 2013 MAIN began paying dividends monthly instead of quarterly in Q4 2008 2007 2008 2009 2011 2013 Based upon dividends which have been paid or declared as of May 13, 2013 Represents special dividend paid in January 2013 out of the company’s cumulative spillover income as of December 31, 2012 Represents special dividend declared on May 13, 2013 to be paid in July 2013 out of the company’s cumulative spillover income as of June 30, 2013 (3) 2012 Quarterly Dividends Per Share (1) 2010 (2) (1)

Post-IPO TTM Dividends Per Share – Sustainable Growth MAIN’s trailing twelve month (“TTM”) dividends per share, including January 2013 and declared July 2013 special dividends, have grown by 59% since December 31, 2010 Based upon the TTM dividends which have been paid or declared through September 30, 2013, the annual effective yield on MAIN’s stock is 8.0%(3), or 6.1%(3) if the January 2013 and July 2013 special dividends are excluded 2008 2009 2010 2011 2013 Based upon dividends which have been paid or declared as of May 13, 2013 Includes special dividend paid in January 2013 and special dividend declared for July 2013 Based upon the closing market price of $29.90/share on May 10, 2013 (2) 2012 TTM Dividends Per Share (1) (1) (3)

Primarily includes complementary LMM debt and equity investments and Middle Market debt investments Total investment portfolio consists of 47% LMM / 41% Middle Market / 9% Private Loan / 3% Other Portfolio investments (as a percentage of cost) 147 LMM, Middle Market and Private Loan portfolio companies Average investment size of $5.7 million Largest individual portfolio companies represent 2.7%(1) of total investment income and 4.0% of total portfolio fair value (most investments are less than 1%) One non-accrual investment and one fully impaired investment, which together represent only 0.7% of the total investment portfolio at cost. Significant diversification Total Investment Portfolio Diversity provides structural protection to investment portfolio, revenue sources, income, cash flows and dividends Issuer Industry Transaction type  (1) Based upon total investment income for the trailing twelve month period ended March 31, 2013. Geography End markets Vintage

Total Portfolio by Industry (as a Percentage of Cost) (1) (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings, which represent approximately 3% of the total portfolio. Insurance, 2% Building Products, 2% Food Products, 2% Metals & Mining, 2% Electronic Equipment, Instruments & Components, 2% IT Services, 3% Diversified Consumer Services, 3% Hotels, Restaurants & Leisure, 4% Construction & Engineering, 4% Health Care Providers & Services, 6% Specialty Retail, 6% Commercial Services & Supplies, 6% Software, 6% Energy Equipment & Services, 14% Media, 8% Other, 9% Road & Rail, 1% Paper & Forest Products, 1% Construction Materials, 1% Containers & Packaging, 1% Healthcare Equipment & Supplies, 1% Consumer Finance, 1% Communications Equipment, 2% Oil, Gas & Consumable Fuels, 1% Trading Companies & Distributors, 1% Chemicals, 1% Aerospace & Defense, 2% Machinery, 5% Professional Services, 3%

LBO/MBO Diversified Total Portfolio (as a Percentage of Cost) (1) Invested Capital by Transaction Type Invested Capital by Geography (2) 25% 15% 26% 16% 18% (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings, which represent approximately 3% of the total portfolio. (2) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 4% of the total portfolio. Recapitalization/ Refinancing Acquisition Growth Capital

LMM Investment Portfolio 57 portfolio companies / $520.3 million in fair value 53% of total investment portfolio at fair value Secured debt yielding 14.2% (76% of LMM portfolio at cost) 93% of debt investments have first lien position 98% of debt investments pay fixed-rate, monthly cash interest 900+ basis point net interest margin vs. “matched” fixed interest rate on SBIC debt Equity in 93% of LMM portfolio companies representing 33% average ownership position (24% of LMM portfolio at cost) Opportunity for capital gains and cash dividend income Over 65% of LMM companies(1) with direct equity investment currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower cost basis, lower multiple entry valuations Over $100 million, or approximately $3 per share, of net unrealized appreciation at March 31, 2013 LMM Investment Portfolio consists of a diversified mix of secured debt and lower basis equity investments (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are taxed as flow through entities for tax purposes.

LMM Investment Portfolio Median LMM portfolio credit statistics: Senior leverage of 2.0x EBITDA to MAIN debt position 3.0x EBITDA to senior interest coverage Total leverage of 2.3x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $7.2 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio Total LMM portfolio investments at fair value equals 126% of cost Equity component of LMM portfolio at fair value equals 209% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics

Software, 5% LMM Portfolio by Industry (as a Percentage of Cost) Energy Equipment & Services, 23% Machinery, 8% Commercial Services & Supplies, 12% Other, 4% Transportation Infrastructure, 2% Health Care Equipment & Supplies, 2% Paper & Forest Products, 2% Building Products, 2% Consumer Finance, 3% Insurance, 3% Electronic Equipment, Instruments & Components, 3% Health Care Providers & Services, 4% Hotels, Restaurants & Leisure, 2% Diversified Consumer Services, 4% Media, 5% Specialty Retail, 8% Construction & Engineering, 8%

Invested Capital by Transaction Type LBO/MBO Diversified LMM Portfolio (as a Percentage of Cost) Invested Capital by Geography 25% 13% 41% 17% 4% Recapitalization/ Refinancing Acquisition Growth Capital

Security Position on Debt Capital  as a Percentage of Cost LMM Portfolio Attributes Reflect Investment Strategy High yielding secured debt investments coupled with significant equity participation = Attractive risk-adjusted returns Weighted Average Effective Yield = 14.2% Average Fully Diluted Equity Ownership = 33% Fully Diluted Equity Ownership % 1st Lien 2nd Lien 1.0% – 24.9% 25.0% and greater

Term and Total Interest Coupon of Existing  LMM Debt Investments Original Term (1) Total Interest Coupon (1) 4-5 years 10% Current Interest 19% Current Interest 14% Current Interest 13% Current Interest N/A – Floating Interest Rate (2)  <10% Current Interest 12% Current Interest (1) Interest coupon and term based on initial investment.  Interest coupon excludes amortization of deferred upfront fees, original issue discount or exit fees. (2) Floating interest rates generally include contractual minimum “floor” rates. Debt Investments generally have a 5-Year Original Term and ~3.4 Year Weighted Average Remaining Duration;   Weighted Average Effective Yield of 14.2% on Debt Portfolio 15% Current Interest 18% Current Interest 5 years 16% Current Interest

Middle Market Investment Portfolio 80 investments / $361.9 million in fair value 37% of total investment portfolio at fair value Average investment size of $4.4 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM 95% of Middle Market investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility  Weighted average yield of 8.2%, representing a 400+ basis point net interest margin vs. “matched” floating rate on the MAIN credit facility Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio (1) 100% of floating interest rates are subject to contractual minimum “floor” rates.

Middle Market Portfolio by Industry (as a Percentage of Cost) Media, 4% IT Services, 8% Health Care Providers & Services, 8% Software, 8% Other, 6% Beverages, 1% Health Care Technology, 1% Diversified Consumer Services, 1% Internet & Catalog Retail, 2% Construction Materials, 1% Road & Rail, 2% Building Products, 2% Electronic Equipment, Instruments & Components, 2% Energy Equipment & Services, 5% Communications Equipment, 4% Containers & Packaging, 4% Oil, Gas & Consumable Fuels, 2% Hotels, Restaurants & Leisure, 4% Aerospace & Defense, 4% Specialty Retail, 4% Metals & Mining, 5% Professional Services, 7% Food Products, 4% Chemicals, 2% Biotechnology, 1% Machinery, 3% Insurance, 1% Food & Staples Retailing, 1% Life Sciences Tools & Services, 1% Electrical Equipment, 2%

LBO/MBO Diversified Middle Market Investments (as a Percentage of Cost) Invested Capital by Transaction Type Invested Capital by Geography (1) 17% 21% 12% 17% 33% Recapitalization/ Refinancing Acquisition (1) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 7% of the Middle Market portfolio.

Main Street Capital Corporation Investor Presentation Financial Overview 1st Qtr-2013

MAIN Financial Performance Total Investment Income ($ in millions) Distributable Net Investment Income ($ in millions) 38% (7%) 128% 81% 37% Year over Year Growth 66% (5%) 102% 99% 50% Year over Year Growth 25% (1) (1) Reflects YTD March 31, 2013 performance compared with YTD March 31, 2012 performance 33% (1)

Long-Term Portfolio and DNII Per Share Growth Since 2007, MAIN has accretively grown Portfolio Investments by 832% and DNII per share by 178% ($ in millions, except per share data) (1) (1) DNII per share for the trailing twelve month period ended March 31, 2013

Operational Efficiencies of Internally Managed Structure

MAIN ST

($ and shares in thousands, except per share data)	MAIN	Average Internally Managed BDCs	Average Externally Managed BDCs	Hypothetical MAIN Fund Externally Managed
Total Assets	$911,747 (1)	$1,299,556 (4)	$879,871 (4)	$911,747
Total Operating Expenses	$16,199 (2)			$31,911
Operating Expenses as a % of Total Assets	1.78%	3.00% (4)	3.50% (4)	3.50%
Hypothetical MAIN Fund with Externally Managed Operating Structure	$31,911			
MAIN Operating Expenses	16,199 (2)			
Annual Impact to MAIN NII	$15,712			
MAIN Weighted Average Shares Outstanding	31,478 (3)			
Annual Impact to MAIN NII Per Share	$0.50			
% of MAIN NII Per Share	25% (5)			

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Average total assets for the trailing twelve month period ended March 31, 2013
(2) Operating Expenses, including non-cash share based compensation expense and excluding interest expense, for the trailing twelve month period ended March 31, 2013
(3) Weighted average shares outstanding for the trailing twelve month period ended March 31, 2013
(4) Source: Keefe, Bruyette & Woods Weekly BDC Market Overview – April 26, 2013
(5) Based upon Net Investment Income (NII) per share for the trailing twelve month period ended March 31, 2013

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Beneficial Operating Expense (1) as Percentage of Total Assets MAIN’s internally managed cost structure provides significant operating leverage and greater returns for our shareholders  (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) For the trailing twelve month period ended March 31, 2013 (3)  Internally Managed BDC Group includes: ACAS, HTGC, KCAP, MCGC and TCAP (4) Externally Managed BDC Group includes: AINV, ARCC, BKCC, FSC, GAIN, GLAD, HRZN, PNNT, PSEC, SLRC, and TCRD (5) Calculation represents the weighted average for the companies included in each index and is based upon the trailing twelve month period ended December 31, 2012 as derived from each company’s SEC filings MAIN (2) Internally Managed BDC’s (3)(5) Externally Managed BDC’s (4)(5)

MAIN Income Statement Summary 69.7% Q1 13 vs. Q1 12 ($ in 000's) Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 % Change Total Investment Income $ 20,559 $ 20,842 $ 22,954 $ 26,165 $ 25,644 25% Expenses: Interest Expense (3,864) (4,180) (3,923) (3,664) (3,882) 0% G&A Expense (3,265) (3,256) (2,810) (3,668) (3,876) 19% Distributable Net Investment Income (DNII) 13,430 13,406 16,221 18,833 17,886 33% DNII Margin % 65.3% 64.3% 70.7% 72.0% 69.7% Net Realized Gain (Loss) 8,138 (3,329) 527 11,144 (402) NM Distributable Net Realized Income 21,568 10,077 16,748 29,977 17,484 -19% Share-based compensation (581) (580) (699) (705) (603) 4% Net Realized Income 20,987 9,497 16,049 29,272 16,881 -20% Net Unrealized Appreciation (Depreciation) 4,728 15,652 20,087 (1,006) 8,799 86% Income Tax Provision (1,876) (996) (4,169) (3,779) (2,051) 9% Non Controlling Interest (MSC II) (54) - - - - NM Net Increase in Net Assets $ 23,785 $ 24,153 $ 31,967 $ 24,487 $ 23,629 -1%

MAIN Per Share Change in Net Asset Value (NAV) (1) Includes accretive impact of shares issued in DRIP, differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes. Certain fluctuations in per share amounts are due to rounding differences between quarters. Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Beginning NAV/Share $ 15.19 $ 15.72 $ 16.89 $ 17.49 $ 18.59 Distributable Net Investment Income 0.50 0.49 0.51 0.58 0.52 Share-Based Compensation Expense (0.02) (0.02) (0.02) (0.02) (0.02) Net Realized Gain (Loss) 0.30 (0.12) 0.02 0.35 (0.01) Net Unrealized Appreciation (Depreciation) 0.18 0.56 0.64 (0.03) 0.25 Income Tax Provision (0.07) (0.03) (0.14) (0.12) (0.06) Net Increase in Net Assets 0.89 0.88 1.01 0.76 0.68 Regular Monthly Dividends to Shareholders (0.41) (0.42) (0.44) (0.45) (0.45) Special Dividends to Shareholders - - - - (0.35) Accretive impact of stock offerings - 0.74 - 0.59 - Other (1) 0.05 (0.03) 0.03 0.20 0.08 Ending NAV/Share $ 15.72 $ 16.89 $ 17.49 $ 18.59 $ 18.55 Weighted Average Shares 26,871,084 27,365,758 31,578,742 32,292,734 34,699,505

MAIN Balance Sheet Summary

MAIN ST

($ in 000's, except per share amounts)	Q1 12	Q2 12	Q3 12	Q4 12	Q1 13
LMM Portfolio Investments	$ 376,057	$ 411,263	$ 440,988	$ 482,864	$ 520,311
Middle Market Portfolio Investments	239,882	317,413	324,346	351,973	361,934
Private Loan Portfolio Investments	23,102	38,318	52,912	65,493	74,502
Other Portfolio Investments	25,056	23,598	16,144	24,101	28,744
Investment in Affiliated Investment Manager	202	202	202	-	-
Marketable Securites and Idle Funds	14,345	8,149	2,038	28,535	-
Cash and Cash Equivalents	88,955	31,976	19,584	63,517	26,221
Other Assets	11,844	12,092	15,584	19,742	16,544
Total Assets	$ 779,443	$ 843,011	$ 871,798	$ 1,036,225	$ 1,028,256
SBIC Debentures (1)	$ 201,586	$ 203,396	$ 194,083	$ 211,467	$ 212,679
Credit Facility	138,000	88,000	103,000	132,000	141,000
Other Liabilities	14,321	18,211	21,561	49,782	29,367
Net Asset Value (NAV)	425,536	533,404	553,154	$ 642,976	$ 645,210
Total Liabilities and Net Assets	$ 779,443	$ 843,011	$ 871,798	$ 1,036,225	$ 1,028,256
Total Portfolio Fair Value as % of Cost	111%	112%	115%	113%	113%
Common Stock Price Data:					
High Close	$ 25.61	$ 26.68	$ 29.53	$ 30.84	$ 34.38
Low Close	21.18	22.04	24.25	27.50	30.44
Quarter End Close	24.63	24.20	29.51	30.51	32.09

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Includes adjustment to face value of Main Street Capital II, LP ("MSC II") Small Business Investment Company ("SBIC") debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at March 31, 2013 was $225 million.

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MAIN Liquidity and Capitalization

($ in 000's)	Q1 12	Q2 12	Q3 12	Q4 12	Q1 13
Cash and Cash Equivalents	$ 88,955	$ 31,976	$ 19,584	$ 63,517	$ 26,221
Marketable Securities and Idle Funds	14,345	8,149	2,038	28,535	-
Total Liquidity	$ 103,300	$ 40,125	$ 21,622	$ 92,052	$ 26,221
SBIC Debentures (1)	201,586	203,396	194,083	211,467	212,679
Credit Facility (2)	138,000	88,000	103,000	132,000	141,000
Net Asset Value (NAV)	425,536	533,404	553,154	642,976	645,210
Total Capitalization	$ 765,122	$ 824,800	$ 850,237	$ 986,443	$ 998,889
Debt to NAV Ratio (3)	0.88 to 1.0	0.60 to 1.0	0.58 to 1.0	0.57 to 1.0	0.58 to 1.0
BDC Coverage Ratio (4)	0.34 to 1.0	0.17 to 1.0	0.19 to 1.0	0.21 to 1.0	0.22 to 1.0
Net Debt to NAV Ratio (5)	0.63 to 1.0	0.52 to 1.0	0.54 to 1.0	0.42 to 1.0	0.54 to 1.0
Interest Coverage Ratio (6)	4.24 to 1.0	4.27 to 1.0	4.56 to 1.0	4.96 to 1.0	5.24 to 1.0

(1) Includes adjustment to face value of MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at March 31, 2013 was $225 million.

(2) As of March 31, 2013, MAIN's credit facility had $287.5 million in total commitments. In May 2013, MAIN's credit facility was extended to $352.5 million in total commitments with an accordion feature to increase up to $425 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities.

(3) SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV ratio is calculated based upon the face value of debt.

(4) BDC Coverage ratio is Non-SBIC debt to NAV calculated based upon the face value of debt.

(5) Net debt in this ratio includes face value of debt less cash and cash equivalents, marketable securities and idle funds investment.

(6) DNII + interest expense / interest expense on a trailing twelve month basis.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 39

Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt (1) Capacity available for future investments or operational needs, subject to a borrowing base;  MAIN’s credit facility was extended to $352.5 million in total commitments in May 2013, and the credit facility includes an accordion feature which could increase total commitments up to $425 million. March 31, 2013 Facility Interest Rate Maturity Principal Drawn SBIC Debentures ~4.8% fixed $225 million . $287.5 million Credit Facility (1) L+250 bps floating $141 million 2014 - 2023 (weighted average duration = 6.1 years) September 2017 (revolving basis through September 2015; final maturity September 2017; both subject to annual extensions)

Significant Management Ownership/Investment Significant ownership by MAIN’s management team, coupled with internally managed structure, provides alignment between MAIN’s management and our shareholders (1) Includes 734,889 shares, or approximately $12.1 million, purchased by management as part of, or subsequent to, the MAIN IPO, including 26,026 shares, or approximately $0.8 million, for the quarter ended March 31, 2013 through MAIN’s Dividend Re-investment Program (DRIP). (2) Based upon closing market price of $32.09/share on March 28, 2013 Market Value Mar. 28, 2013 (2) Management  (1) 8.9% 3,108,926 $99,765,439  Public Shareholders  91.1% 31,664,543 1,016,115,182 Total Ownership 100.0% 34,773,469 $1,115,880,621  Ownership % # of Shares

Notes: (1) Assumes dividends reinvested on ex-dividend date (2) BDC Index includes: ACAS, AINV, ARCC, BKCC, FDUS, FSC, GAIN, GBDC, GLAD, HRZN, HTGC, KCAP, KIPO, MCC, MCGC, MRCC, MVC, NGPC, NMFC, OFS, PFLT, PNNT, PSEC, SAR, SCM, SLRC, SUNS, TCAP, TCPC, TCRD, TICC, TINY and WHF (3) BDC Index is equal weighted (4) First trading date is October 4, 2007 and last trading date is March 28, 2013 Consistent market out performance through various economic cycles MAIN Total Return Performance Since IPO Dec. 07 Jun. 08 Dec. 08 Jun. 09 Dec. 09 Jun. 10 Dec. 10 Jun. 11 Dec. 11 Jun. 12 Dec. 12 0% 0% 20% 20% 40% 40% 60% 60% 80% 80% 100% 100% 120% 120% 140% 140% 160% 160% 180% 180% 200% 200% 220% 220% 240% 240% 260% 260% 280% 280% 300% 300% 320% 320% 340% 340% 360% 360% 380% 380% 400% 400% 420% 420% MAIN (367.2%) S&P 500 (114.9%) BDC Index (188.1%) Russell 2000 (124.1%)

Executive Summary Target under-served LMM Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Secured debt plus meaningful equity participation Invest in complementary interest-bearing Middle Market  and Private Loan debt investments Lower risk / more liquid asset class Opportunity for consistent investment activity Internally managed, low cost structure drives greater shareholder returns Alignment of management and our shareholders Attractive, recurring monthly dividend yield and historical book value per share growth Periodic increases in monthly dividends coupled with annual special dividends Strong liquidity and stable capitalization for sustainable growth  Highly invested management team with successful track record  Niche investment strategy with lower correlation to broader debt / equity markets

MAIN Corporate Data

Please visit our website at www.mainstcapital.com

Board of Directors

Michael Appling, Jr.
President and CEO
TnT Crane & Rigging

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman, President & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Todd A. Reppert
Executive Vice Chairman
Main Street Capital Corporation

Corporate Officers

Vincent D. Foster
Chairman, President & CEO

Todd A. Reppert
Executive Vice Chairman

Dwayne L. Hyzak
Chief Financial Officer & Senior Managing Director

Curtis L. Hartman
Chief Credit Officer & Senior Managing Director

David L. Magdol
Chief Investment Officer & Senior Managing Director

Rodger A. Stout
Executive Vice President

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Shannon D. Martin
Chief Accounting Officer

Research Coverage

Vernon C. Plack
BB&T Capital Markets
(804) 780-3257

J.T. Rogers
Janney Montgomery Scott
(202) 955-4316

Mickey M. Schleien
Ladenburg Thalmann
(305) 572-4131

Robert J. Dodd
Raymond James
(901) 579-4560

Bryce Rowe
Robert W. Baird & Co.
(804) 447-8019

Corporate Counsel

Sutherland, Asbill & Brennan, LLP
Washington D.C.

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Headquarters

1300 Post Oak Blvd., Ste. 800
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Securities Listing

NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.amstock.com

Investor Relation Contacts

Dwayne L. Hyzak
Main Street Capital Corporation
Chief Financial Officer
Tel: (713) 350-6000

Ken Dennard
Ben Burnham
Dennard Lascar Associates, LLC
Tel: (773) 599-3745

Investment Committee

Vincent D. Foster, Chairman, President & CEO

David L. Magdol, CIO & Senior Managing Director

Todd A. Reppert, Executive Vice Chairman

Credit Committee

Vince D. Foster, Chairman, President & CEO

Curtis L. Hartman, CCO & Senior Managing Director

Todd A. Reppert, Executive Vice Chairman

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 44

ABOUT US Main Street Capital Corporation (“MAIN”) is a publicly traded (NYSE: MAIN) business development company (“BDC”)  that provides capital to private U.S. companies.  MAIN is located in Houston, Texas and has over $1 billion of investment capital under management. INVESTMENT OBJECTIVE Maximize our portfolio’s total return by generating (i) current income from our debt investments in lower middle market (“LMM”) companies and middle market companies and (ii) capital appreciation and dividend income from our equity and equity related investments in LMM companies INVESTMENT CONSIDERATIONS Unique investment focus on LMM, which provides lower correlation to broader debt and equity markets Historically growing cash dividend, paid monthly, provides recurring current income LMM equity investments provide opportunities for tax efficient capital gains and capital appreciation (Net Asset Value per share growth of 22% in 2012, 16% in 2011 and 42% since IPO in 2007) Internally managed cost structure provides significant operating leverage, greater alignment of management and shareholder interests and greater shareholder returns Significant investment by MAIN’s management and affiliates in MAIN’s equity – 8.9% of total ownership and $99.8 million of market value(1) Attractive leverage through two Small Business Investment Company (“SBIC”) subsidiaries Conservative, well capitalized balance sheet (Net debt to equity ratio of 0.54(1)) As of March 31, 2013 HISTORICAL DIVIDEND AND NET ASSET VALUE (“NAV”) PER SHARE GROWTH $0.00

MAIN ST

Main Street Capital Corporation

NYSE: MAIN www.mainstcapital.com

Summary Fact Sheet as of March 31, 2013

INVESTMENT PORTFOLIO FOCUS

- Invests debt and equity in the under-served LMM
  - Inefficient asset class with limited competition
  - Secured debt with meaningful equity participation and attractive risk-adjusted returns
  - Generally companies with revenues between $10 million and $150 million and EBITDA between $3 million and $20 million
  - Transaction types include growth/expansion initiatives, management buyout/change of control transactions, recapitalizations and acquisitions
- Invests in debt investments in middle market companies
  - Generally issuances of secured and/or rated debt securities
  - Generally larger companies than the LMM investment strategy

INTERNALLY MANAGED COST STRUCTURE

- MAIN is internally managed, which means that there are no external management fees or expenses; provides operating leverage to MAIN's business model and alignment of management's interests with shareholders' interests
- Actual current total operating and administrative costs, including non-cash share based compensation expense, as a percentage of total assets of 1.8%[2]
- Favorable comparison to average internally managed BDCs of 3.0%[3] and average externally managed BDCs of 3.5%[3]
- Low cost structure drives greater shareholder returns

STABLE, RECURRING DIVIDENDS WITH HISTORICAL GROWTH

- Attractive, recurring monthly dividend ~6% current yield[4] excluding special dividends paid and declared through May 13, 2013, ~8% current yield[4] including special dividends paid and declared through May 13, 2013)
- Significant estimated undistributed taxable income of $43.8 million, or $1.26/share[1]
- Announced YTD September 30, 2013 recurring monthly dividends ($1.38/share) represent a 10% increase over YTD September 30, 2012 ($1.26/share)
- Paid special dividend of $0.35/share in January 2013 out of undistributed taxable income
- Declared special dividend of $0.20/share to be paid in July 2013 out of undistributed taxable income
- Recurring monthly dividends per share growth of 41% from $0.33/share in the fourth quarter of 2007 (first quarter after IPO) to $0.47/share in the third quarter of 2013
- Total dividends per share declared and paid through the trailing twelve month ("TTM") period ended September 30, 2013 have increased to $2.38/share, or 80%, from the run-rate TTM dividends per share of $1.32/share for the fourth quarter of 2007

(1) As of March 31, 2013
(2) Based upon the actual results for the trailing twelve month period ended March 31, 2013
(3) Source: Keefe, Bruyette & Woods Weekly BDC Market Overview – April 26, 2013
(4) Based upon the closing market price of $29.90/share on May 10, 2013

Main Street Capital Corporation

NYSE: MAIN www.mainstcapital.com

Summary Fact Sheet as of March 31, 2013

HIGH QUALITY, DIVERSIFIED INVESTMENT PORTFOLIO

- Diversity adds structural protection to portfolio, revenue sources, income, cash flows and dividends
- Investments in 147 companies (57 LMM companies, 80 middle market companies and 10 private loan companies)[1]
- Significant diversification
  - Average investment size of $5.7 million[1]
  - Largest total investment in individual companies represents 2.7% of total investment income[2] and 4.0% of total portfolio fair value[1] (with most investments less than 1%) [1]
- One investment on non-accrual and one fully impaired investment, which together represent 0.7% of the total investment portfolio at cost[1]
- Total investments at fair value equal approximately 113% of cost basis[1]

INDUSTRY[1][3]



Media, 8%
Energy Equipment & Services, 14%
Other, 3%
Construction Materials, 1%
Road & Rail, 1%
Chemicals, 1%
Paper & Forest Products, 1%
Trading Companies & Distributors, 1%
Oil, Gas & Consumable Fuels, 1%
Healthcare Equipment & Supplies, 1%
Consumer Finance, 1%
Containers & Packaging, 1%
Aerospace & Defense, 2%
Communications Equipment, 2%
Software, 6%
Commercial Services & Supplies, 6%
Specialty Retail, 6%
Health Care Providers & Services, 6%
Machinery, 5%
Construction & Engineering, 4%
Hotels, Restaurants & Leisure, 4%
IT Services, 3%
Professional Services, 3%
Diversified Consumer Services, 3%
Electronic Equipment, Instruments & Components, 2%
Metals & Mining, 2%
Building Products, 2%
Insurance, 2%
Food Products, 2%

GEOGRAPHY[1][4][5]



25%
15%
18%
26%
16%

(1) As of March 31, 2013
(2) Based upon investment income for the trailing twelve month period ended March 31, 2013
(3) Excluding MAIN's Other Portfolio investments, as described in MAIN's public filings, which represent approximately 3% of the total investment portfolio
(4) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 4% of the total investment portfolio
(5) Invested Capital based upon company headquarters

Total Investment Income  ($ in millions) Distributable Net Investment Income  ($ in millions) MAIN FINANCIAL PERFORMANCE Total Portfolio Investments and Distributable Net Investment Income (“DNII”) per share ($ in millions, except per share data) 38% (7%) 128% 81% 37% Year over Year Growth 66% (5%) 102% 99% 50% Year over Year Growth 25% (1) 33% (1) (1) Reflects YTD March 31, 2013 performance compared with YTD March 31, 2012 performance (2) DNII per share for the trailing twelve month period ended March 31, 2013 annualized  (2)

Main Street Capital Corporation

NYSE: MAIN www.mainstcapital.com

Summary Fact Sheet as of March 31, 2013

MAIN TOTAL RETURN PERFORMANCE SINCE IPO

- Consistent market out-performance through various economic cycles



420%
400%
380%
360%
340%
320%
300%
280%
260%
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
Dec. 07
Jun. 08
Dec. 08
Jun. 09
Dec. 09
Jun. 10
Dec. 10
Jun. 11
Dec. 11
Jun. 12
Dec. 12
MAIN (367.2%)
S&P 500 (114.9%)
BDC Index (188.1%)
Russell 2000 (124.1%)

Notes:

(1) Assumes dividends reinvested on ex-dividend date

(2) BDC Index includes: ACAS, AINV, ARCC, BKCC, FDUS, FSC, GAIN, GBDC, GLAD, HRZN, HTGC, KCAP, KIPO, MCC, MCGC, MRCC, MVC, NGPC, NMFC, OFS, PFLT PNNT, PSEC, SAR, SCM, SLRC, SUNS, TCAP, TCPC, TCRD, TICC, TINY and WHF

(3) BDC Index is equal weighted

(4) First trading date is October 4, 2007 and last trading date is March 28, 2013

KEY INVESTOR CONTACTS

- Vince D. Foster, Chairman of the Board, Chief Executive Officer & President– vdfoster@mainstcapital.com
- Todd A. Reppert, Executive Vice Chairman– treppert@mainstcapital.com
- Dwayne L. Hyzak, Chief Financial Officer & Senior Managing Director – dhyzak@mainstcapital.com

Main Street Capital Corporation

1300 Post Oak Blvd, Suite 800, Houston, Texas 77056

Phone (713) 350-6000 Fax: (713) 350-6042

www.mainstcapital.com